Dreyfus BASIC GNMA Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Financial Futures

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus  BASIC GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC GNMA Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC GNMA Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus BASIC GNMA Fund perform  relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus BASIC GNMA Fund achieved a total return of 1.14%, including share price changes and dividend income.(1) In comparison, the Lehman Brothers GNMA Index, the fund's benchmark, returned 0.57%
 . (2) The fund paid a dividend of $0.48 during the period, representing an annualized distribution rate per share of 6.59%.(3)

The fund' s good relative performance was largely due to its exposure to credit-sensitive sectors of the mortgage market. In addition, the fund benefited from higher mortgage rates, which caused a drop in homeowner refinancings and reduced prepayments.

What is the fund's investment approach?

The fund invests primarily in GNMA (Government National Mortgage Association) and GNMA-related securities. The remainder is allocated to other mortgage-related debt. The fund' s goal is to provide a high level of current
income    consistent    with    capital    preservation.

We    use    a    four-step    investment    approach:

* Prepayment trend analysis. We carefully review prepayment indicators, as an increase in this trend could cause a decline in the fund's dividend.

* Option-adjusted spread analysis. This tool compares the "optionality" of different mortgage-backed securities with "now optionable" securities (such as U.S. Treasuries) . Homeowners have the right to prepay their mortgage at any time. This essentially gives a call option to the homeowner, exercisable against the mortgage-backed securities investor. Using this tool helps us determine whether it is advisable to purchase optionable securities.

                                                             The Fund

* Cash flow structure analysis. We review cash flows of different types of securities. Our analysis indicates that GNMA project loans have a strong cash
flow,   which   is  a  favorable  sign.  The  loans,  issued  for  multifamily, government-sponsored housing, do not allow prepayments. This feature provided protection against prepayment risk and helped improve the fund's overall return

* Total-rate-of-return scenarios. We calculate expected rates of return for each security over a six-month time horizon. This helps us estimate whether a security is or is not likely to be able to surpass the return generated by its benchmark.

What other factors influenced the fund's performance?

The fund' s emphasis on credit-sensitive sectors -- commercial and residential mortgage-backed securities and asset-backed securities -- served to boost performance. Liquidity returned to the market early in 1999 following the global financial crisis that took place just prior to the start of the six-month reporting period. As a result, demand for credit-sensitive securities outpaced supply, and valuations recovered dramatically. Within this environment, the strongest performers were commercial mortgage-backed securities, which rebounded from previously depressed levels. The fund, which had a significant allocation to this sector, benefited from its price appreciation and high yield.

Our position in GNMA project loans and adjustable-rate GNMA adjustable-rate mortgages (" ARMs" ) also contributed positively to performance, particularly during the second quarter of 1999. In contrast to a fixed-rate mortgage, in which the interest rate remains the same for the life of the loan, the rate on an ARM changes periodically. We added ARMs because, in a rising interest rate environment, their yields tend to increase to a greater extent than those on U.S. Treasuries. When interest rates rose during the period, prices of ARMs remained approximately the same, while those of U.S. Treasury bonds declined significantly. ARMs thus added price stability to the fund, as well as high yield, which helped raise the fund's total return.

On the other hand, our move to increase our allocation to higher-coupon securities other than ARMs was not as favorable. We purchased these securities because the mortgages underlying them carry high interest rates. As a result, holders of these types of bonds tend to prepay at a much slower rate when interest rates rise. Generally, the more slowly a pool of mortgages is prepaid, the greater the potential income for mortgage investors. However, in the last six  months,  the  performance  of  higher-coupon  securities  fell short of our
expectations,   mainly   due   to  a  large  supply  of  them  on  the  market.

What is the fund's current strategy?

We have kept the fund' s duration short -- 4.18 years as of June 30 -- in anticipation of higher interest rates ahead. We have also maintained our positions in GNMA ARMs, higher-coupon securities, and other mortgage debt, and we have de-emphasized U.S. Treasuries. In addition, we have continued to focus on commercial mortgage-backed issues and asset-backed securities, particularly credit card and home equity loan issues. As the "wealth effects" of a strong economy and stock market have improved the quality of consumer credit, these
bonds    have    provided    solid    returns    for    the    fund.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SO MUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

(3) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)

                                                                                         Principal
BONDS AND NOTES--152.2%                                                                  Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/ MORTGAGE-BACKED SECURITIES--105.2%

Government National Mortgage Association I:

   6.5%                                                                                   3,250,000  (a)         3,140,313

   6.5%, 10/15/2010-3/15/2029                                                            14,283,287             13,848,081

   7%                                                                                     9,000,000  (a)         8,900,134

   7%, 1/15/2023-2/15/2024                                                                4,126,240              4,109,817

   7.5%                                                                                   3,000,000  (a)         3,031,860

   7.5%, 12/15/2023                                                                         289,259                293,237

   8%, 4/15/2008-4/15/2022                                                                7,796,874              8,042,355

   8.5%, 2/15/2005-11/15/2021                                                               984,031              1,039,051

   9%, 5/15/2016-11/15/2022                                                                 947,608              1,016,980

   9.5%, 1/15/2017-10/15/2020                                                               400,314                435,778

                                                                                                                43,857,606

Government National Mortgage Association I,

  Construction Loans:

   6.75%                                                                                  2,827,663  (a)         2,676,563

   6.75%, 10/15/2036                                                                      3,677,837              3,481,303

                                                                                                                 6,157,866

Government National Mortgage Association I:

  Project Loans:

   6.32%, 10/15/2033                                                                      2,577,390              2,481,536

   6.375%, 10/15/2033-1/15/2034                                                           4,368,140              4,244,602

   6.4%, 10/15/2033                                                                       1,839,603              1,801,082

   6.41%, 8/15/2028                                                                         993,331                974,080

   6.43%, 9/15/2033                                                                       1,491,731              1,446,979

   6.45%, 11/15/2033-3/15/2034                                                            5,517,710              5,375,273

   6.55%, 12/15/2033                                                                        701,007                685,887

   6.6%, 5/15/2028                                                                        1,924,290              1,880,378

   6.625%, 8/15/2028-1/15/2034                                                           15,375,531             15,170,205

   6.7%, 3/15/2028                                                                          639,670                639,868

   6.75%, 12/15/2023                                                                      6,820,551              6,771,511

   7.125%, 1/15/2029                                                                      1,302,687              1,331,580

   7.25%, 4/15/2029                                                                       1,254,266              1,250,340

   7.325%, 3/1/2034                                                                       3,480,024              3,587,661

                                                                                                                47,640,982

Government National Mortgage Association II:

   5%                                                                                     7,000,000  (a,b)       6,864,340

   9%, 5/20/2016-7/20/2025                                                                  672,693                708,915

   9.5%, 9/20/2021-12/20/2021                                                               127,594                137,173

                                                                                                                 7,710,428

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class:

   Ser. 1541, Cl. FA, 7%, 5/15/2019                                                       4,904,658  (c,d)         636,134

   Ser. 1547, Cl. B, 7%, 2/15/2022                                                        1,750,000  (d)           317,275

   Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                    6,000,000  (d)         1,100,625




                                                                                          Principal
BONDS AND NOTES (CONTINUED)                                                               Amount ($)             Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/ MORTGAGE-BACKED SECURITIES (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class (continued):

   Ser. 1596, Cl. L, 6.5%, 12/15/2012                                                     1,800,000  (c,d)         259,920

   Ser. 1916, Cl. PI, 7%, 12/15/2011                                                      1,161,802  (c,d)         243,502

   Ser. 1987, Cl. PI, 7%, 9/15/2012                                                       1,218,605  (d)           244,440

   Ser. 1999, Cl. PW, 7%, 8/15/2026                                                       3,637,886  (c,d)         704,840

   Ser. 2047, Cl. PJ, 7%, 2/15/2028                                                       3,000,000  (d)         1,121,250

                                                                                                                 4,627,986

Federal Housing Administration,

  Project Loans:

   7.2%, 2/1/2033                                                                         1,117,404              1,087,898

   7.625%, 4/1/2031                                                                       1,236,334              1,230,925

                                                                                                                 2,318,823

Federal National Mortgage Association,

   7%                                                                                     3,600,000  (a)         3,612,348

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED SECURITIES                                                                                  115,926,039

ASSET-BACKED SECURITIES--7.9%

Green Tree Financial Corporation,

   Ser. 1999-3, Cl. A-5, 6.16%, 2031                                                      1,000,000                982,500

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A-3, 5.568%, 2003                                                   1,000,000  (e,f)         973,906

   Ser. 1998-ST1, Cl. A-5, 6.238%, 2003                                                   3,500,000  (e,f)       3,232,578

Premier Auto Trust,

   Ser. 1999-3, Cl. A-4, 6.43%, 2004                                                      3,500,000              3,519,985

TOTAL ASSET-BACKED SECURITIES                                                                                    8,708,969

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--23.4%

Asset Securitization,

   Ser. 1997-D5, Cl. A1-D, 6.85%, 2041                                                    2,250,000  (c)         2,207,461

Chase Commercial Mortgage Securities,

   Ser. 1998-SN1A, Cl. D, 5.858%, 2001                                                      750,000  (c,e,f)       738,750

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                       2,000,000  (c)         1,941,910

DLJ Commercial Mortgage:

   Ser. 1998-ST1A, Cl. B-1, 5.818%, 2000                                                  2,400,000  (c,e,f)     2,394,000

   Ser. 1999-CG1, Cl. B-2, 7.487%, 2009                                                   5,497,000              4,978,221

   Ser. 1999-CG2, Cl. B-2, 7.607%, 2009                                                   6,000,000              5,607,188

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                              Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GS Mortgage Securities Corp. II,

   Ser. 1998-FL1, Cl. C, 5.488%, 2000                                                     3,000,000  (c,e,f)     2,992,500

   Ser. 1998-FL1, Cl. D, 5.788%, 2000                                                     1,750,000  (c,e,f)     1,741,250

Merrill Lynch Mortgage Investors,

   Ser. 1997-SD1, Cl. E, 5.937%, 2010                                                     3,500,000  (c,e,f)     3,233,125

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                    25,834,405

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--14.9%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B-2, 6.5%, 2013                                                        295,435  (c)           271,062

Chase Mortgage Finance:

   Ser. 1998-S3, Cl. B-1, 6.5%, 2013                                                        755,592  (c)           726,301

   Ser. 1998-S3, Cl. B-2, 6.5%, 2013                                                        647,649  (c)           622,543

GE Capital Mortgage Services,

   Ser. 1998-16, Cl. B-2, 6.5%, 2013                                                        604,981  (c)           535,638

Norwest Asset Securities:

   Ser. 1997-3, Cl. B-1, 7.25%, 2027                                                      2,443,300  (c)         2,381,729

   Ser. 1997-3, Cl. B-2, 7.25%, 2027                                                        977,320  (c)           945,538

   Ser. 1997-7, Cl. B-2, 7%, 2027                                                           782,389  (c)           735,719

   Ser. 1997-9, Cl. B-2, 7%, 2012                                                           436,367  (c)           400,685

   Ser. 1997-11, Cl. B-2, 7%, 2027                                                          517,332                477,394

   Ser. 1997-15, Cl. B-2, 6.75%, 2012                                                       633,408  (c)           588,931

   Ser. 1997-20, Cl. B-2, 6.75%, 2012                                                       399,090  (c)           367,402

   Ser. 1998-14, Cl. B-3, 6.5%, 2013                                                        598,663  (c)           527,104

   Ser. 1998-18, Cl. B-3, 6.25%, 2028                                                       867,568  (c)           687,860

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B-3, 6.75%, 2012                                                       293,350  (c)           284,543

   Ser. 1998-2, Cl. 3B-3, 6.75%, 2013                                                       553,125  (c)           533,755

   Ser. 1998-2, Cl. 4B-3, 6.75%, 2027                                                       394,862  (c)           374,823

   Ser. 1998-11, Cl. 2B-3, 6.25%, 2013                                                      511,189  (c)           462,067

Residential Accredit Loans:

   Ser. 1997-QS6, Cl. M-2, 7.5%, 2012                                                       979,498  (c)           997,274

   Ser. 1997-QS6, Cl. M-3, 7.5%, 2012                                                       636,669  (c)           648,223

Residential Funding Mortgage Securities I:

   Ser. 1997-S10, Cl. M-3, 7%, 2012                                                         493,861  (c)           471,485

   Ser. 1997-S11, Cl. M-3, 7%, 2012                                                         716,601  (c)           716,002

   Ser. 1997-S19, Cl. M-3, 6.5%, 2012                                                       649,703  (c)           599,786

   Ser. 1997-S21, Cl. M-3, 6.5%, 2012                                                       375,234  (c)           343,688

   Ser. 1998-NS1, Cl. M-2, 6.375%, 2009                                                     147,371  (c)           144,078

   Ser. 1998-NS1, Cl. M-3, 6.375%, 2009                                                      73,685  (c)            70,603

   Ser. 1998-S14, Cl. M-3, 6.5%, 2013                                                       823,231  (c)           799,435

   Ser. 1998-S16, Cl. M-3, 6.5%, 2013                                                       740,221  (c)           676,030

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                   16,389,698




                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                              Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--.8%

U.S. Treasury Bonds,

   5.25%, 2/15/2029                                                                       1,000,000                897,883

TOTAL BONDS AND NOTES

   (cost $171,126,374)                                                                                         167,756,994
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--.7%
----------------------------------------------------------------------------------------------------------------------------------

U.S.Treasury Bills:

   4.17%, 7/8/1999                                                                           70,000  (g)            69,954

   5.08%, 7/22/1999                                                                         205,000  (g)           204,510

   4.93%, 8/19/1999                                                                         275,000  (g)           273,360

   4.4%, 9/16/1999                                                                          150,000  (g)           148,530

TOTAL SHORT-TERM INVESTMENTS

   (cost $696,387)                                                                                                 696,354
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $171,822,761)                                                                       152.9%            168,453,348

LIABILITIES, LESS CASH AND RECEIVABLES                                                       (52.9%)           (58,254,125)

NET ASSETS                                                                                   100.0%            110,199,223

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(C)  SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED
     ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT
     BASIS.

(D)  REFLECTS NOTIONAL FACE.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 1999
     THESE SECURITIES AMOUNTED TO $15,306,109, OR 13.9% OF NET ASSETS.

(F)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(G)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES



June 30, 1999 (Unaudited)

                                                                                                            Unrealized
                                                              Market Value                                 Appreciation
                                                               Covered                                  (Depreciation)
                                        Contracts          by Contracts ($)             Expiration           at 6/30/99 ($)
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                    168                18,312,000          September '99                 (19,405)

U.S. Treasury 10 year Notes                   356                39,582,750          September '99                 385,296

                                                                                                                   365,891

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           171,822,761   168,453,348

Receivable for investment securities sold                             4,630,019

Interest receivable                                                   1,069,096

Paydowns receivables                                                     27,498

Receivable for shares of Beneficial Interest subscribed                  20,677

Prepaid expenses                                                         12,400

                                                                    174,213,038
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            45,328

Cash overdraft due to Custodian                                         253,726

Payable for investment securities purchased                          35,550,232

Payable for Reverse Repurchase Agreements--Note 5                    27,516,000

Payable for futures variation margin--Note 4(a)                         448,925

Payable for shares of Beneficial Interest redeemed                      115,693

Interest payable--Note 5                                                 18,101

Accrued expenses                                                         65,810

                                                                     64,013,815
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      110,199,223
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     113,203,069

Accumulated distributions in excess of investment income--net           (6,550)

Accumulated net realized gain (loss) on investments and
   financial futures                                                     6,226

Accumulated net unrealized appreciation (depreciation)
   on investments (including $365,891 net unrealized
   appreciation on financial futures)--Note 4(b)                     (3,003,522)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      110,199,223
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                       7,494,822

NET ASSET VALUE, offering and redemption price per share ($)              14.70

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,100,072

EXPENSES:

Management fee--Note 3(a)                                              298,892

Interest expense--Note 5                                               540,373

Shareholder servicing costs--Note 3(b)                                 107,665

Professional fees                                                       34,256

Registration fees                                                       20,894

Trustees' fees and expenses--Note 3(c)                                  18,059

Custodian fees--Note 3(b)                                               13,866

Prospectus and shareholders' reports                                    13,669

Loan commitment fees--Note 2                                               104

Miscellaneous                                                            3,839

TOTAL EXPENSES                                                       1,051,617

Less--reduction in management fee due to undertaking--Note 3(a)       (187,341)

NET EXPENSES                                                           864,276

INVESTMENT INCOME--NET                                               3,235,796
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (836,458)

Net realized gain (loss) on financial futures                        1,346,195

NET REALIZED GAIN (LOSS)                                               509,737

Net unrealized appreciation (depreciation) on investments (including
 $213,660 net unrealized appreciation on financial futures)         (2,529,010)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,019,273)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,216,523

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended
                                                June 30, 1999         Year Ended
                                                   (Unaudited) December 31, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              3,235,796      5,555,447

Net realized gain (loss) on investments               509,737      (507,112)

Net realized appreciation (depreciation)
   on investments                                  (2,529,010)   (1,328,489)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        1,216,523     3,719,846
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (3,253,773)    (5,545,920)

Net realized gain on investments                         --        (291,592)

TOTAL DIVIDENDS                                   (3,253,773)    (5,837,512)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      29,412,060     43,371,763

Dividends reinvested                                2,364,972      4,345,234

Cost of shares redeemed                           (16,386,843)   (24,682,862)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                15,390,189     23,034,135

TOTAL INCREASE (DECREASE) IN NET ASSETS            13,352,939     20,916,469
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                96,846,284     75,929,815

END OF PERIOD                                     110,199,223     96,846,284

Undistributed investment income (distributions in
   excess of investment income)-ne                     (6,550)        11,427
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         1,982,773      2,827,468

Shares issued for dividends reinvested                159,218        283,676

Shares redeemed                                    (1,101,108)    (1,611,860)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,040,883      1,499,284

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                             June 30, 1999                              Year Ended December 31,
                                                                    --------------------------------------------------------------


                                                (Unaudited)         1998          1997          1996           1995         1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               15.01         15.32         15.14          15.42         14.16         15.39

Investment Operations:

Investment income--net                                 .48           .97           .99            .98          1.03          1.08

Net realized and unrealized
   gain (loss) on investments                         (.31)         (.26)          .41           (.27)         1.25         (1.23)

Total from Investment Operations                       .17           .71          1.40            .71          2.28          (.15)

Distributions:

Dividends from investment

   income--net                                        (.48)         (.97)         (.99)          (.99)        (1.02)        (1.08)

Dividends from net realized

   gain on investments                                  --          (.05)         (.23)            --            --            --

Total Distributions                                   (.48)        (1.02)        (1.22)          (.99)        (1.02)        (1.08)

Net asset value, end of period                       14.70         15.01         15.32          15.14         15.42         14.16
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.30((+))     4.71          9.55           4.81         16.62          (.99)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses

   to average net assets                               .65((+))      .65           .65            .65           .50           .06

Ratio of interest expense and
   loan commitment fees

   to average net assets                              1.08((+))      .17            --             --            --            --

Ratio of net investment income

   to average net assets                              6.50((+))     6.34          6.46           6.50          6.86          7.34

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         .38((+))      .39           .42            .52           .78          1.43

Portfolio Turnover Rate                             176.54        388.97        534.25         332.96        254.36        290.20
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     110,199        96,846        75,930         57,665        55,615        44,937

((+))  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended ( the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are
valued    at    the    last    sales     The    Fund
price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $197,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager had undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the
value     The    Fund
of the fund's average daily net assets, the fund may deduct from the payments to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense. The expense reduction in management fee, pursuant to the undertaking, amounted to $187,341 during the period ended June 30, 1999.

The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $60,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $35,095 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $13,866 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1999, amounted to $272,875,540 and 258,170,599, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, this represents the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999, are set forth in the Statements of Financial Futures.

(b) At June 30, 1999, accumulated net unrealized depreciation on investments and financial futures was $3,003,522, consisting of $939,666 gross unrealized appreciation and $3,943,188 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an
underlying   debt   instrument   in   return   for   cash   proceeds   The  Fun
based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

As of June 30, 1999, the fund had entered into reverse repurchase agreements in the amount of $27,516,000. The average daily amount outstanding during the period ended June 30, 1999 was approximately $21,342,801, with a related weighted average annualized interest rate of 5.11%.

                                                           For More Information

                        Dreyfus

                        BASIC GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  080SA996